Net Loss Per Share	6 Months Ended
Jun. 30, 2013
Earnings Per Share [Abstract]
Net Loss Per Share

5. Net Loss Per Share

Basic net loss per share is calculated by dividing net loss by the weighted-average number of ordinary shares outstanding during the period. Shares used in diluted net income per share would include the dilutive effect of ordinary shares potentially issuable upon the exercise of stock options outstanding and restricted stock units. However, potentially issuable ordinary shares are not used in computing diluted net loss per share as their effect would be anti-dilutive due to the loss recorded during the periods presented, therefore diluted net loss per share is equal to basic net loss per share. Prior to the separation and distribution, the Company operated as part of Elan and not as a separate entity. As a result, the Company did not have any ordinary shares outstanding prior to December 20, 2012. The calculation of basic and diluted net loss per share assumes that the 14,497,000 shares issued to Elan shareholders in connection with the separation from Elan have been outstanding for all periods presented and that the 3,182,000 shares purchased by Elan upon separation have only been outstanding since December 20, 2012.

Net loss per share was determined as follows (in thousands, except per share amounts):

	Years Ended December 31,			Six Months Ended June 30,
	2012	2011	2010	2013	2012
				(unaudited)
Net loss	$(41,411)	$(29,670)	$(12,482)	$(20,253)	$(20,522)

Weighted-average ordinary shares outstanding	14,593	14,497	14,497	17,679	14,497

Basic and diluted net loss per share	$(2.84)	$(2.05)	$(0.86)	$(1.15)	$(1.42)

The equivalent ordinary shares not included in diluted net loss per share because their effect would be anti-dilutive are as follows (in thousands):

	December 31,			June 30,
	2012	2011	2010	2013	2012
				(unaudited)
Options to purchase ordinary shares	1,005	824	627	1,836	1,096
Restricted stock units	—	292	229	—	328

	1,005	1,116	856	1,836	1,424